SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                            THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) May 4, 2000
                                  -----------




                         HUGHES ELECTRONICS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE               0-26035                 52-1106564
----------------------------   -----------------------    -------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
 of incorporation or organization)   File Number)         Identification No.)




                          200 North Sepulveda Boulevard
                          El Segundo, California 90245
                         -------------------------------
                                 (310) 662-9985
                                ----------------
               (Address, including zip code, and telephone number,
        including area code, of registrants' principal executive office)























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ITEM 5. OTHER EVENTS

      On May 4, 2000, a news release was issued by Hughes Electronics Corporation's subsidiary, DIRECTV, Inc., announcing record April growth. The release is as follows:


                      DIRECTV Announces Record April Growth
                         With 180,000 Net New Customers

                   High-Power Service Activation Up 31 Percent
                        Through First Four Months of 2000

      EL SEGUNDO, CA, May 4, 2000 - DIRECTV, Inc., a unit of Hughes Electronics Corporation, today announced its high-power DIRECTV(R) digital satellite television service acquired 180,000 net new customers in April. DIRECTV's April additions represent a record for that month and a 27 percent increase in net customer acquisitions over April 1999, its previous record April. An additional 130,000 customers were transitioned to DIRECTV from medium-power PRIMESTAR By DIRECTV last month.

      DIRECTV's performance in April is particularly significant given that its high-power customer growth in April 1999 was up 84 percent over April 1998.

      Through the first four months of 2000, DIRECTV has acquired 585,000 new high-power customers, a 31 percent increase over the same year-ago period. DIRECTV now has approximately 8.5 million customers, including customers subscribing to the medium-power PRIMESTAR By DIRECTV service.

      DIRECTV continued to accelerate the transition of PRIMESTAR By DIRECTV customers to high-power service in April. The 130,000 customers transitioned to high-power service in April - which are not included in the 180,000 net new customers acquired by DIRECTV last month - brings the total number of conversions to 875,000. At the end of April, PRIMESTAR By DIRECTV had more than 800,000 customers subscribing to its medium-power service.

      DIRECTV is the nation's leading satellite television service and a trademark of DIRECTV, Inc., a unit of Hughes Electronics Corporation. Hughes Electronics is the world's leading provider of digital television entertainment, and satellite and wireless systems and services. The earnings of Hughes Electronics, a unit of General Motors Corporation, are used to calculate the earnings per share attributable to the General Motors Class H common stock (NYSE: GMH). Visit DIRECTV on the World Wide Web at www.directv.com.



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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HUGHES ELECTRONICS CORPORATION
                                       ------------------------------
                                               (Registrant)



                                       By
Date May 5, 2000                       /s/Roxanne S. Austin
     -----------                       -----------------------------------
                                       (Roxanne S. Austin,
                                        Chief Financial Officer)



















































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